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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 13, 2002


                           INFORMATION RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            0-11428                                  36-2947987
    (Commission File Number)            (I.R.S. Employer Identification No.)


             150 North Clinton Street, Chicago, Illinois 60661-1416
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:      (312) 726-1221

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ITEM 5.  OTHER EVENTS.

         On December 13, 2002, Information Resources, Inc. (the "Company") issued a press release commenting on Procter & Gamble's decision not to renew its U.S. market measurement business with the Company. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  Exhibit No.            Description
                  -----------            -----------

                     99.1 Press Release of Information Resources, Inc. dated December 13, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFORMATION RESOURCES, INC.

                                            By: /s/ MONICA M. WEED
                                                --------------------------
                                            Title: Executive Vice President and
                                                   General Counsel

Date: December 18, 2002
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                                    EXHIBITS

Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release of Information Resources, Inc.
                             dated December 13, 2002